Phoenix Investment Partners

   |                                 ANNUAL REPORT
   |
   |                                              August 31, 1999
   |
   |
   |
   -- Duff & Phelps                              Phoenix-Duff & Phelps
   |                                             Core Equity Fund
   |
   |
   -- Oakhurst-SM-                               Phoenix-Oakhurst
                                                 Growth & Income
                                                 Fund





[LOGO] PHOENIX
       INVESTMENT PARTNERS

MESSAGE FROM THE PRESIDENT

DEAR SHAREHOLDER:
[PHOTO]

  We are pleased to provide this report for the Phoenix-Duff & Phelps Core Equity Fund and the Phoenix-Oakhurst Growth & Income Fund for the 12 months ended August 31, 1999. This was a volatile period for the stock market once again, and perhaps the best way to deal with market fluctuations is to keep in mind a few "basics for long-term investing."

  REMAIN FOCUSED ON YOUR LONG-TERM INVESTMENT STRATEGY. Redeeming an investment when the market drops or a fund's share price falls can work against you over time. You could miss out on opportunities for your investment to grow when the market or the fund's share price begins to move up. And over time, that could make a big difference in how successful you are in achieving your financial goals. Of course, past performance is not a guarantee of future results. However, it is worth remembering that since 1940 the stock market has finished every decade at a higher level than where it began.

  DIVERSIFY YOUR PORTFOLIO. Spreading your investments among equity, bond and money market funds helps reduce risk. If one type of investment doesn't perform well over a certain time period, it may be offset by the good results of another investment.

  TAKE ADVANTAGE OF DOLLAR-COST AVERAGING. You can make market fluctuations work to your advantage by investing a set amount of money at regular intervals. This is called dollar-cost averaging, and it means that when prices are low you will be buying more units and when prices are high, you'll buy fewer shares. Periodic investment plans do not assure a profit or protect against a loss in declining markets. This type of plan involves continuous investments in securities regardless of fluctuating price levels. Investors should consider their financial ability to continue purchases through periods of low price levels.

  Our mission is to help you achieve your long-term financial goals. We believe that by remaining true to our investment discipline, we will continue to add value for our shareholders over the long term. Of course, past performance is not a guarantee of future results. On the following pages, your fund managers discuss their investment strategies and provide an overview of your fund's performance over the last 12 months. We hope you find their comments informative. If you have questions, please contact your financial advisor or call us at 1-800-243-1574.

Sincerely,
/s/ Philip R. McLoughlin
Philip R. McLoughlin

AUGUST 31, 1999

             Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.

PHOENIX-DUFF & PHELPS CORE EQUITY FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGER, DIANE MUSTAIN

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The fund is designed for long-term investors seeking capital appreciation by investing in a diversified portfolio of common stocks.

Q: HOW DID THE FUND PERFORM OVER THE LAST 12 MONTHS?

A: For the fiscal year ended August 31, 1999, Class A shares returned 26.12%, Class B shares earned 25.16%, and Class C shares were up 25.13%. For the same period, the S&P 500 Index(1) returned 39.88%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: WHAT MARKET FACTORS AFFECTED PERFORMANCE, IN YOUR VIEW?

A: During 1998 and the first quarter of 1999, we witnessed a very narrow market, dominated by large-capitalization, high P/E (price-to-earnings) stocks. This held back the fund's performance, since our portfolio was more heavily invested in value stocks as we consider ourselves a "relative value" manager. We had shifted away from the high P/E growth stocks, given our belief that valuation levels for these stocks was unsustainable, particularly in light of potentially rising interest rates. Then in April, there was a market rotation to deeply discounted cyclical stocks as economic news brightened. Because of our bias to high quality stocks, we again did not participate in the market's strength.

Q: HOW IS THE PORTFOLIO POSITIONED CURRENTLY?

A: We are currently weighted at more than 60% value and less than 40% growth, as measured by the P/E ratios of stocks in our portfolio. The portfolio is overweighted in household products, food and drug retailers, and non-bank financials. We had been underweighted in the technology and health-care sectors relative to the S&P 500 Index. However, at the end of August, we purchased Microsoft and Intel, reducing our underweighting in technology stocks.

Q: WHAT WAS YOUR RATIONALE IN ADDING THESE TWO STOCKS?

A: When looking at Microsoft's trailing 12-month price-to-earnings ratio, the stock is trading near the low end of its range over the course of the last five years. Historically, the company has exceeded current earnings estimates, and with Windows 2000 coming out later this year and the success of Office 2000, which was launched three months ago, we believe earnings estimates for fiscal year 2000 will rise significantly. Also, we wanted to increase our representation in the technology area as well as the overall capitalization weighting of the portfolio, and Microsoft represents a remarkable 4.5% of the S&P 500.

    Similarly, the rationale for adding Intel to the portfolio ties into the company's weighting in the S&P 500. It has the third largest market capitalization, with a 2.5% weighting in the Index. We believe it is an excellent technology issue compared with other, more volatile or smaller stocks in the sector.

(1) THE S&P 500 INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF STOCK MARKET TOTAL RETURN PERFORMANCE. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.
2

Q: WHAT OTHER STOCKS HAVE YOU PURCHASED?

A: As part of our effort to add more stocks in the top two capitalization quartiles relative to the S&P 500, we sold some smaller capitalization stocks. The proceeds were used to purchase Microsoft, Intel, General Electric and Eli Lilly. As a result, at the end of August, approximately 31% of the portfolio represented the top two quartiles in market capitalization.

Q: WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?

A: We believe that domestic economic growth is likely to remain strong, with some signs of inflation beginning to appear. Also, international economies, particularly Asia, which was suppressed in 1997 and 1998, appear to be recovering nicely. Therefore, we believe that the Fed is likely to raise interest rates once again this year as a pre-emptive move. We believe that your fund is well-positioned to benefit from both a broader stock market as well as a continued shift in the market to more value-oriented stocks.

                                                              SEPTEMBER 15, 1999

Phoenix-Duff & Phelps Core Equity Fund

AVERAGE ANNUAL TOTAL RETURNS(1)                            PERIOD ENDING 8/31/99

                                                                          INCEPTION        INCEPTION
                                                            1 YEAR        TO 8/31/99         DATE
                                                            -------       ----------       ---------
Class A Shares at NAV(2)                                    26.12%           12.20%         9/25/97
Class A Shares at POP(3)                                    20.13             9.42          9/25/97
Class B Shares at NAV(2)                                    25.16            11.36          9/25/97
Class B Shares with CDSC(4)                                 21.32             9.55          9/25/97
Class C Shares at NAV(2)                                    25.13            11.40          9/25/97
Class C Shares with CDSC(4)                                 25.13            11.40          9/25/97
S&P 500 Index(6)                                            39.88            20.68          9/25/97

         (1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
         (2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
         (3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.
         (4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
         (5) This chart illustrates POP returns on Class A shares and CDSC returns for Class B and Class C shares since inception.
         (6) The S&P 500 Index is a measure of stock market total return performance. The index's performance does not reflect sales charges.
                        All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                            PERIODS ENDING 8/31

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         PHOENIX-DUFF & PHELPS        PHOENIX-DUFF & PHELPS        PHOENIX-DUFF & PHELPS     S&P 500 INDEX(6)
      CORE EQUITY FUND CLASS A(5)  CORE EQUITY FUND CLASS B(5)  CORE EQUITY FUND CLASS C(5)
9/97                    $9,525.00                   $10,000.00                   $10,000.00        $10,000.00
98                      $9,436.00                    $9,839.00                    $9,848.00        $10,283.00
99                     $11,901.00                   $11,930.00                   $12,323.00        $14,384.00

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 9/25/97 (inception of the Fund) in Class A, Class B and Class C shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment. The total return for Class B shares reflects the CDSC charges which decline from 5% to 0% over a five year period. The total return for Class C shares reflects the CDSC charges which are 1% in the first year and 0% thereafter. Performance assumes dividends and capital gains are reinvested.

SECTOR WEIGHTINGS                                                        8/31/99
As a percentage of equity holdings

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Financials          22%
Technology          18%
Consumer Staples    14%
Consumer Cyclicals  12%
Capital Goods       12%
Health-Care          8%
Energy               6%
Other                8%

Phoenix-Duff & Phelps Core Equity Fund

 TEN LARGEST HOLDINGS AT AUGUST 31, 1999 (AS A PERCENTAGE OF TOTAL NET ASSETS)

 1.  MGIC Investment Corp.                 3.9%
     PROVIDES PRIVATE MORTGAGE INSURANCE
     COVERAGE
 2.  Dayton Hudson Corp.                   3.8%
     GENERAL MERCHANDISE RETAILER
 3.  International Business Machines       3.5%
     Corp.
     PROVIDES ADVANCED INFORMATION TECHNOLOGIES
 4.  Medtronic, Inc.                       3.2%
     LEADING PRODUCER OF IMPLANTABLE CARDIAC
     DEVICES
 5.  Duke Energy Corp.                     3.1%
     ENERGY AND ENERGY SERVICES PROVIDER
 6.  Fannie Mae                            3.1%
     PROVIDES RESIDENTIAL MORTGAGE FINANCING
 7.  Conoco, Inc. Class A                  3.0%
     INTERNATIONAL PETROLEUM COMPANY
 8.  General Electric Co.                  3.0%
     DIVERSIFIED MANUFACTURING AND FINANCIAL
     SERVICES PROVIDER
 9.  Maytag Corp.                          3.0%
     MAKES, DISTRIBUTES AND SERVICES CONSUMER
     APPLIANCES
10.  Masco Corp.                           3.0%
     HOME IMPROVEMENT AND BUILDING PRODUCTS
     MANUFACTURER

                         INVESTMENTS AT AUGUST 31, 1999


                                        SHARES         VALUE
                                      -----------   -----------
COMMON STOCKS--98.8%
BANKS (MAJOR REGIONAL)--2.0%
Wells Fargo Co......................       26,100   $ 1,039,106

BANKS (MONEY CENTER)--1.4%
Bank of America Corp................       12,678       767,019

BUILDING MATERIALS--3.0%
Masco Corp..........................       55,400     1,568,512
CHEMICALS--1.8%
Dow Chemical Co.....................        4,150       471,544
Praxair, Inc........................       10,650       500,550
                                                    -----------
                                                        972,094
                                                    -----------
COMMUNICATIONS EQUIPMENT--1.4%
Lucent Technologies, Inc............       12,000       768,750

COMPUTERS (HARDWARE)--5.9%
International Business Machines
Corp................................       14,850     1,849,753
Sun Microsystems, Inc.(b)...........       16,300     1,295,850
                                                    -----------
                                                      3,145,603
                                                    -----------

COMPUTERS (NETWORKING)--2.2%
Cisco Systems, Inc.(b)..............       17,624     1,195,127

COMPUTERS (PERIPHERALS)--2.3%
EMC Corp.(b)........................       20,500     1,230,000

COMPUTERS (SOFTWARE & SERVICES)--1.8%
Microsoft Corp.(b)..................       10,200       944,137

                                        SHARES         VALUE
                                      -----------   -----------

CONSUMER FINANCE--1.5%
Providian Financial Corp............       10,000   $   776,250

ELECTRIC COMPANIES--4.1%
Duke Energy Corp....................       28,300     1,627,250
FPL Group, Inc......................       10,600       572,400
                                                    -----------
                                                      2,199,650
                                                    -----------

ELECTRICAL EQUIPMENT--4.8%
Emerson Electric Co.................       15,200       951,900
General Electric Co.................       14,250     1,600,453
                                                    -----------
                                                      2,552,353
                                                    -----------

ELECTRONICS (SEMICONDUCTORS)--1.0%
Intel Corp..........................        6,400       526,000

FINANCIAL (DIVERSIFIED)--5.8%
CIT Group, Inc. (The)...............       61,900     1,473,994
Fannie Mae..........................       26,150     1,624,569
                                                    -----------
                                                      3,098,563
                                                    -----------

HEALTH CARE (DIVERSIFIED)--4.7%
Abbott Laboratories.................       11,500       498,812
American Home Products Corp.........       22,000       913,000
Warner-Lambert Co...................       16,300     1,079,875
                                                    -----------
                                                      2,491,687
                                                    -----------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--0.4%
Lilly (Eli) & Co....................        3,000       223,875

                       See Notes to Financial Statements                       5

Phoenix-Duff & Phelps Core Equity Fund


                                        SHARES         VALUE
                                      -----------   -----------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--3.2%
Medtronic, Inc......................       21,500   $ 1,682,375

HOUSEHOLD FURNISHINGS & APPLIANCES--3.0%
Maytag Corp.........................       25,450     1,593,806

HOUSEHOLD PRODUCTS (NON-DURABLE)--4.4%
Clorox Co. (The)....................       27,400     1,239,850
Procter & Gamble Co. (The)..........       11,100     1,101,675
                                                    -----------
                                                      2,341,525
                                                    -----------

INSURANCE (MULTI-LINE)--1.5%
Hartford Financial Services Group,
Inc. (The)..........................       17,400       790,612

INSURANCE (PROPERTY-CASUALTY)--5.5%
Allstate Corp. (The)................       25,100       823,594
MGIC Investment Corp................       47,800     2,076,312
                                                    -----------
                                                      2,899,906
                                                    -----------
INSURANCE BROKERS--1.8%
Marsh & McLennan Companies, Inc.....       13,250       964,766
MANUFACTURING (DIVERSIFIED)--4.5%
AlliedSignal, Inc...................       16,300       998,375
Tyco International Ltd..............       13,900     1,408,244
                                                    -----------
                                                      2,406,619
                                                    -----------

OFFICE EQUIPMENT & SUPPLIES--2.5%
Pitney Bowes, Inc...................       22,250     1,312,750
OIL & GAS (EXPLORATION & PRODUCTION)--1.5%
Unocal Corp.........................       18,500       774,687
OIL (DOMESTIC INTEGRATED)--3.0%
Conoco, Inc. Class A................       60,000     1,605,000

OIL (INTERNATIONAL INTEGRATED)--1.5%
Mobil Corp..........................        7,650       783,169
PERSONAL CARE--1.8%
Avon Products, Inc..................       21,300       934,538

RESTAURANTS--2.8%
McDonald's Corp.....................       35,500     1,468,813

                                        SHARES         VALUE
                                      -----------   -----------

RETAIL (DRUG STORES)--2.7%
CVS Corp............................       34,200   $ 1,425,713

RETAIL (FOOD CHAINS)--1.9%
Albertson's, Inc....................       21,150     1,013,878

RETAIL (GENERAL MERCHANDISE)--3.8%
Dayton Hudson Corp..................       34,850     2,021,300

SAVINGS & LOAN COMPANIES--2.1%
Washington Mutual, Inc..............       35,850     1,138,238

SERVICES (ADVERTISING/MARKETING)--2.6%
Omnicom Group, Inc..................       18,000     1,356,750

SERVICES (DATA PROCESSING)--2.9%
First Data Corp.....................       34,800     1,531,200

TELEPHONE--1.7%
GTE Corp............................       13,550       929,869
---------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $48,111,189)                        52,474,240
---------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--98.8%
(IDENTIFIED COST $48,111,189)                        52,474,240
---------------------------------------------------------------

SHORT-TERM OBLIGATIONS--0.9%

MONEY MARKET MUTUAL FUNDS--0.9%
State Street Global Advisors Seven
Seas Money Market Fund (4.91% seven
day effective yield)................      474,493       474,493
---------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $474,493)                              474,493
---------------------------------------------------------------

TOTAL INVESTMENTS--99.7%
(IDENTIFIED COST $48,585,682)                        52,948,733(a)
Cash and receivables, less liabilities--0.3%            147,076
                                                    -----------
NET ASSETS--100.0%                                  $53,095,809
                                                    ===========

(a)                     Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $7,246,821 and gross depreciation of $3,062,735 for
                        federal income tax purposes. At August 31, 1999, the
                        aggregate cost of securities for federal income tax purposes was $48,764,647.
(b)                     Non-income producing.

6                      See Notes to Financial Statements

Phoenix-Duff & Phelps Core Equity Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                AUGUST 31, 1999

ASSETS
Investment securities at value
  (Identified cost $48,585,682)       $52,948,733
Receivables
  Investment securities sold            1,190,420
  Dividends and interest                  108,381
  Receivable from adviser                  50,183
  Fund shares sold                         38,929
Prepaid expenses                            1,014
                                      -----------
    Total assets                       54,337,660
                                      -----------
LIABILITIES
Payables
  Investment securities purchased       1,102,001
  Fund shares repurchased                  50,635
  Distribution fee                         19,225
  Transfer agent fee                       14,739
  Trustees' fee                             8,617
  Financial agent fee                       7,077
Accrued expenses                           39,557
                                      -----------
    Total liabilities                   1,241,851
                                      -----------
NET ASSETS                            $53,095,809
                                      ===========
NET ASSETS CONSIST OF:
Capital paid in on shares of
  beneficial interest                 $47,885,539
Accumulated net realized gain             847,219
Net unrealized appreciation             4,363,051
                                      -----------
NET ASSETS                            $53,095,809
                                      ===========
CLASS A
Shares of beneficial interest
  outstanding, $1 par value,
  unlimited authorization
  (Net Assets $41,272,227)              3,336,601
Net asset value per share                  $12.37
Offering price per share
  $12.37/(1-4.75%)                         $12.99
CLASS B
Shares of beneficial interest
  outstanding, $1 par value,
  unlimited authorization
  (Net Assets $9,332,840)                 764,695
Net asset value and offering price
  per share                                $12.20
CLASS C
Shares of beneficial interest
  outstanding, $1 par value,
  unlimited authorization
  (Net Assets $2,490,742)                 204,015
Net asset value and offering price
  per share                                $12.21

                            STATEMENT OF OPERATIONS
                           YEAR ENDED AUGUST 31, 1999

INVESTMENT INCOME
Dividends                              $  630,717
Interest                                   34,918
                                       ----------
    Total investment income               665,635
                                       ----------
EXPENSES
Investment advisory fee                   380,849
Distribution fee, Class A                  96,917
Distribution fee, Class B                  90,343
Distribution fee, Class C                  29,617
Distribution fee, Class M                      88
Financial agent fee                        71,702
Transfer agent                             42,764
Registration                               31,039
Printing                                   20,608
Professional                               17,483
Custodian                                  11,837
Trustees                                   11,812
Organizational                              5,018
Miscellaneous                               3,599
                                       ----------
    Total expenses                        813,676
    Less expenses borne by investment
     adviser                              (89,347)
                                       ----------
    Net expenses                          724,329
                                       ----------
NET INVESTMENT LOSS                       (58,694)
                                       ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Net realized gain on securities           944,586
Net change in unrealized appreciation
  (depreciation) on investments         8,988,251
                                       ----------
NET GAIN ON INVESTMENTS                 9,932,837
                                       ----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                      $9,874,143
                                       ==========

                       See Notes to Financial Statements                       7

Phoenix-Duff & Phelps Core Equity Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                  From
                                                                                Inception
                                                                Year Ended     9/25/97 to
                                                                  8/31/99        8/31/98
                                                                -----------    -----------
FROM OPERATIONS
  Net investment income (loss)                                  $   (58,694)   $   (35,084)
  Net realized gain (loss)                                          944,586        299,408
  Net change in unrealized appreciation (depreciation)            8,988,251     (4,625,200)
                                                                -----------    -----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                                    9,874,143     (4,360,876)
                                                                -----------    -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gains, Class A                                      (261,214)            --
  Net realized gains, Class B                                       (57,305)            --
  Net realized gains, Class C                                       (20,502)            --
  In excess of net investment income, Class A                            --        (25,288)
  In excess of net investment income, Class B                            --         (5,118)
  In excess of net investment income, Class C                            --         (1,736)
  In excess of net investment income, Class M                            --           (233)
                                                                -----------    -----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS        (339,021)       (32,375)
                                                                -----------    -----------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (1,335,911 and 2,412,970
    shares, respectively)                                        15,137,826     26,993,822
  Net asset value of shares issued from reinvestment of
    distributions (21,036 and 2,335 shares, respectively)           253,063         23,837
  Cost of shares repurchased (318,410 and 117,241 shares,
    respectively)                                                (3,902,092)    (1,316,501)
                                                                -----------    -----------
Total                                                            11,488,797     25,701,158
                                                                -----------    -----------
CLASS B
  Proceeds from sales of shares (163,890 and 716,086 shares,
    respectively)                                                 1,900,577      8,046,048
  Net asset value of shares issued from reinvestment of
    distributions (1,664 and 166 shares, respectively)               19,857          1,696
  Cost of shares repurchased (94,004 and 23,107 shares,
    respectively)                                                (1,146,586)      (279,158)
                                                                -----------    -----------
Total                                                               773,848      7,768,586
                                                                -----------    -----------
CLASS C
  Proceeds from sales of shares (54,557 and 279,432 shares,
    respectively)                                                   630,490      3,172,538
  Net asset value of shares issued from reinvestment of
    distributions (317 and 85 shares, respectively)                   3,792            865
  Cost of shares repurchased (106,979 and 23,397 shares,
    respectively)                                                (1,323,676)      (253,111)
                                                                -----------    -----------
Total                                                              (689,394)     2,920,292
                                                                -----------    -----------
CLASS M
  Proceeds from sales of shares (0 and 10,123 shares,
    respectively)                                                        --        101,258
  Net asset value of shares issued from reinvestment of
    distributions (0 and 23 shares, respectively)                        --            233
  Cost of shares repurchased (10,032 and 114 shares,
    respectively)                                                  (109,546)        (1,294)
                                                                -----------    -----------
Total                                                              (109,546)       100,197
                                                                -----------    -----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS      11,463,705     36,490,233
                                                                -----------    -----------
  NET INCREASE (DECREASE) IN NET ASSETS                          20,998,827     32,096,982
NET ASSETS
  Beginning of period                                            32,096,982              0
                                                                -----------    -----------
  END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS) OF $0 AND $10,231,
    RESPECTIVELY]                                               $53,095,809    $32,096,982
                                                                ===========    ===========

8                      See Notes to Financial Statements

Phoenix-Duff & Phelps Core Equity Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                       CLASS A                           CLASS B                           CLASS C
                              --------------------------        --------------------------        --------------------------
                                                 FROM                              FROM                              FROM
                                YEAR          INCEPTION           YEAR          INCEPTION           YEAR          INCEPTION
                               ENDED          9/25/97 TO         ENDED          9/25/97 TO         ENDED          9/25/97 TO
                              8/31/99          8/31/98          8/31/99          8/31/98          8/31/99          8/31/98
Net asset value, beginning
  of period                   $   9.87         $  10.00         $   9.81         $  10.00         $   9.82         $  10.00
INCOME FROM INVESTMENT
  OPERATIONS(1)
  Net investment income
    (loss)                        0.01(2)(3)         --(2)(3)      (0.08)(2)(4)     (0.08)(2)(4)     (0.08)(2)(5)     (0.08)(2)(5)
  Net realized and
    unrealized gain (loss)        2.57            (0.09)            2.55            (0.08)            2.55            (0.07)
                              --------         --------         --------         --------         --------         --------
      TOTAL FROM
        INVESTMENT
        OPERATIONS                2.58            (0.09)            2.47            (0.16)            2.47            (0.15)
                              --------         --------         --------         --------         --------         --------
LESS DISTRIBUTIONS
  Dividends from net
    realized gains               (0.08)              --            (0.08)              --            (0.08)              --
  In excess of net
    investment income               --            (0.04)              --            (0.03)              --            (0.03)
                              --------         --------         --------         --------         --------         --------
      TOTAL DISTRIBUTIONS        (0.08)           (0.04)           (0.08)           (0.03)           (0.08)           (0.03)
                              --------         --------         --------         --------         --------         --------
Change in net asset value         2.50            (0.13)            2.39            (0.19)            2.39            (0.18)
                              --------         --------         --------         --------         --------         --------
NET ASSET VALUE, END OF
  PERIOD                      $  12.37         $   9.87         $  12.20         $   9.81         $  12.21            $9.82
                              ========         ========         ========         ========         ========         ========
Total return(6)                  26.12%           (0.93)%(7)       25.16%           (1.61)%(7)       25.13%           (1.52)%(7)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                  $41,272          $22,683           $9,333           $6,801           $2,491           $2,514

RATIO TO AVERAGE NET
  ASSETS OF:
  Operating expenses              1.25%            1.25%(8)         2.00%            2.00%(8)         2.00%            2.00%(8)
  Net investment income
    (loss)                        0.06%            0.02%(8)        (0.69)%          (0.73)%(8)       (0.70)%          (0.73)%(8)
Portfolio turnover                  82%              83%(7)           82%              83%(7)           82%              83%(7)

(1) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.
(2)  Computed using average shares outstanding.
(3) Includes reimbursement of operating expenses by investment adviser of $0.02 and $0.19, respectively.
(4) Includes reimbursement of operating expenses by investment adviser of $0.02 and $0.19, respectively.
(5) Includes reimbursement of operating expenses by investment adviser of $0.02 and $0.19, respectively.
(6)  Maximum sales charges are not reflected in the total return calculation.
(7)  Not annualized.
(8)  Annualized.

                       See Notes to Financial Statements                       9

PHOENIX-OAKHURST GROWTH & INCOME FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGER, STEVE COLTON

Q: WHAT IS THE INVESTMENT OBJECTIVE OF THE PHOENIX-OAKHURST GROWTH & INCOME
FUND?

A: The Phoenix-Oakhurst Growth & Income Fund is appropriate for long-term investors seeking dividend growth, current income and capital appreciation through investments in common stocks.

Q: CAN YOU PROVIDE A BRIEF OVERVIEW OF THE MARKETS FOR THE LAST 12 MONTHS?

A: This was a very good year for stock investors. The markets have rebounded dramatically from the depressed levels of last year when Russia defaulted on its short-term debt and Long-Term Capital Management had to be bailed-out by a group of large financial institutions. This resulted in a "liquidity crisis," which caused the Federal Reserve to begin a series of three interest rate cuts. Since that time, confidence has been restored, the economy has grown and corporate earnings have increased beyond expectations.

    Large capitalization stocks dominated small caps over the past year ended August 31, 1999. The large-cap S&P 500 Index(1) returned 39.88% versus a 28.36% return for the small-cap Russell 2000 Index(2). Portfolio managers have favored large-cap stocks for their superior liquidity and strong earnings generated by restructuring benefits and economies of scale.

    In terms of style, growth stocks returned more than value-type companies. The S&P Barra Growth Index(3) returned 44.76% versus a 34.11% return for the S&P Barra Value Index(4). Strong returns in technology stocks have propelled the growth index higher. Recently though, value companies have had a resurgence in popularity as commodity prices have risen. The OPEC agreement to limit oil production has resulted in a higher oil price. Also, rebounding Asian economies and a strong domestic housing market have helped improve the earnings outlook for companies in the metal/mining, paper/forest products and chemicals industries.

Q: HOW DID THE PORTFOLIO PERFORM IN THIS ENVIRONMENT?

A: Class A shares returned 40.72%, Class B shares earned 39.72%, and Class C shares were up 39.58% for the fiscal year ended August 31, 1999. The portfolio beat the 39.88% return of the Standard & Poor's 500 and the 31.14% return of the Lipper Growth & Income average for a peer universe of 853 funds. All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

    Several holdings in the technology sector helped the portfolio achieve its strong results. In particular, Microsoft, Apple Computer and Hewlett Packard were among our best performing stocks. Apple Computer was one of our favorite companies during the year as it beat earnings estimates on strong sales of its unique iMac personal computer. The outlook remains strong at Apple due to popular new products like the G4

(1) THE S&P 500 INDEX IS AN UNMANAGED INDEX COMMONLY USED TO MEASURE LARGE-CAP STOCK PERFORMANCE.
(2) THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX COMMONLY USED TO MEASURE SMALL-CAP STOCK PERFORMANCE.
(3) THE S&P BARRA GROWTH INDEX IS AN UNMANAGED INDEX COMMONLY USED TO MEASURE LARGE-CAP GROWTH STOCK PERFORMANCE.
(4) THE S&P BARRA VALUE INDEX IS AN UNMANAGED INDEX COMMONLY USED TO MEASURE LARGE-CAP VALUE STOCK PERFORMANCE.
 NONE OF THESE INDICES IS AVAILABLE FOR DIRECT INVESTMENT.
10
and iBook laptop PC. Stocks in the financial sector also had powerful returns. Holdings like Chase Manhattan Bank and Morgan Stanley Dean Witter started the year from depressed price levels caused by the liquidity crisis in the late summer and early fall. The stocks did well as corporate loan activity remained strong, underwriting activity was robust and there were a large number of mergers and acquisitions.

    The portfolio also benefited from a lower exposure to consumer non-cyclical stocks than in the S&P 500. Our underweight position in Coca-Cola paid off as the company suffered from disappointing earnings from weak sales and a contamination scare in Europe. Consumer stocks tend to do well when there is a scarcity of earnings growth. That is not the case now because there is broad-based strength in the overall economy.

Q: WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?

A: After a strong 1998 and first half of 1999, we expect another year of positive surprises for the U.S. economy. Improving Asian and European economies should help domestic companies with overseas sales. The outlook for corporate earnings has improved since the start of the year. It seems economists and analysts were too pessimistic in their initial assumptions for the domestic economy.

    Recent observations show: manufacturing activity is improving, consumers continue to spend and business investment remains strong. At this point, the main concern on the minds of professional investors is that the economy is too strong. The Fed has already raised interest rates twice since June. Last year at this time deflation was a hot topic. Now, the fear is that rising wages and commodity prices will ignite inflation and result in further Fed tightening. Add to that Y2K worries, and it is no wonder the markets are volatile. In spite of all the volatility, interest rates remain at reasonable levels, and the outlook for corporate earnings is favorable.

                                                               SEPTEMBER 9, 1999

Phoenix-Oakhurst Growth & Income Fund

AVERAGE ANNUAL TOTAL RETURNS(1)                            PERIOD ENDING 8/31/99

                                                                          INCEPTION        INCEPTION
                                                            1 YEAR        TO 8/31/99         DATE
                                                            -------       ----------       ---------
Class A Shares at NAV(2)                                    40.72%           22.60%         9/25/97
Class A Shares at POP(3)                                    34.03            19.55          9/25/97
Class B Shares at NAV(2)                                    39.72            21.66          9/25/97
Class B Shares with CDSC(4)                                 35.88            20.00          9/25/97
Class C Shares at NAV(2)                                    39.58            21.65          9/25/97
Class C Shares with CDSC(4)                                 39.58            21.65          9/25/97
S&P 500 Index(6)                                            39.88            20.68          9/25/97

         (1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
         (2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
         (3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.
         (4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
         (5) This chart illustrates POP returns on Class A shares and CDSC returns for Class B and Class C shares since inception.
         (6) The S&P 500 Index is a measure of stock market total return performance. The index's performance does not reflect sales charges.
                        All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                            PERIODS ENDING 8/31

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        PHOENIX-OAKHURST  PHOENIX-OAKHURST  PHOENIX-OAKHURST  S&P 500 INDEX(6)
        GROWTH & INCOME   GROWTH & INCOME   GROWTH & INCOME
        FUND CLASS A(5)   FUND CLASS B(5)   FUND CLASS C(5)
Sep-97         $9,525.00        $10,000.00        $10,000.00        $10,000.00
98            $10,039.00        $10,459.00        $10,467.00        $10,283.00
99            $14,126.00        $14,228.00        $14,609.00        $14,384.00

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 9/25/97 (inception of the Fund) in Class A, Class B and Class C shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment. The total return for Class B shares reflects the CDSC charges which decline from 5% to 0% over a five year period. The total return for Class C shares reflects the CDSC charges which are 1% in the first year and 0% thereafter. Performance assumes dividends and capital gains are reinvested.

SECTOR WEIGHTINGS                                                        8/31/99
As a percentage of equity holdings

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology             23%
Financials             17%
Consumer Cyclicals     11%
Health-Care            10%
Consumer Staples        9%
Capital Goods           9%
Communication Service   7%
Other                  14%

Phoenix-Oakhurst Growth & Income Fund

 TEN LARGEST HOLDINGS AT AUGUST 31, 1999 (AS A PERCENTAGE OF TOTAL NET ASSETS)

 1.  Microsoft Corp.                       4.2%
     WORLD'S LEADING COMPUTER SOFTWARE COMPANY
 2.  Intel Corp.                           2.7%
     DESIGNS, DEVELOPS AND MARKETS ADVANCED
     MICROCOMPUTER COMPONENTS
 3.  General Electric Co.                  2.5%
     DIVERSIFIED MANUFACTURING AND FINANCIAL
     SERVICES PROVIDER
 4.  S&P 500 Depository Receipts           2.4%
     LONG-TERM UNIT INVESTMENT TRUST
 5.  International Business Machines       2.3%
     Corp.
     PROVIDES ADVANCED INFORMATION TECHNOLOGIES
 6.  Citigroup, Inc.                       2.3%
     DIVERSIFIED FINANCIAL SERVICES HOLDING
     COMPANY
 7.  Chase Manhattan Corp. (The)           2.2%
     DOMESTIC AND INTERNATIONAL FINANCIAL
     SERVICES PROVIDER
 8.  Ford Motor Co.                        1.9%
     MANUFACTURER OF CARS, VANS, TRUCKS
     TRACTORS AND ACCESSORIES
 9.  Wal-Mart Stores, Inc.                 1.7%
     ONE OF THE LARGEST U.S. DISCOUNT RETAILERS
10.  Bristol-Myers Squibb Co.              1.7%
     COMPREHENSIVE HEALTH-CARE COMPANY

                         INVESTMENTS AT AUGUST 31, 1999


                                          SHARES       VALUE
                                         --------   ------------
COMMON STOCKS--95.1%

AEROSPACE/DEFENSE--2.3%
Boeing Co. (The).......................    84,900   $  3,847,031
Cordant Technologies, Inc..............    11,400        471,675
General Dynamics Corp..................    51,400      3,238,200
Goodrich (B.F.) Co. (The)..............    28,400      1,049,025
Northrop Grumman Corp..................     2,300        166,750
                                                    ------------
                                                       8,772,681
                                                    ------------

AIRLINES--0.2%
Alaska Air Group, Inc.(b)..............     8,700        376,275
COMAIR Holdings, Inc...................     9,900        209,137
Delta Air Lines, Inc...................     5,400        274,387
                                                    ------------
                                                         859,799
                                                    ------------

ALUMINUM--0.3%
Alcoa, Inc.............................    20,000      1,291,250

AUTO PARTS & EQUIPMENT--0.2%
Arvin Industries, Inc..................     8,200        293,150
Meritor Automotive, Inc................    11,800        257,387
TRW, Inc...............................     2,100        114,450
                                                    ------------
                                                         664,987
                                                    ------------

AUTOMOBILES--3.0%
Ford Motor Co..........................   139,600      7,276,650

                                          SHARES       VALUE
                                         --------   ------------
AUTOMOBILES--CONTINUED
General Motors Corp....................    62,500   $  4,132,812
                                                    ------------
                                                      11,409,462
                                                    ------------

BANKS (MAJOR REGIONAL)--1.5%
Bank of New York Co., Inc. (The).......     1,600         57,200
Bank One Corp..........................    93,200      3,739,650
Fleet Financial Group, Inc.............    43,700      1,739,806
Mellon Bank Corp.......................     7,600        253,650
                                                    ------------
                                                       5,790,306
                                                    ------------

BANKS (MONEY CENTER)--4.9%
Bank of America Corp...................    51,300      3,103,650
Chase Manhattan Corp. (The)............    98,300      8,226,481
First Union Corp.......................    50,300      2,087,450
Morgan (J.P.) & Co., Inc...............    39,900      5,154,581
                                                    ------------
                                                      18,572,162
                                                    ------------

BANKS (REGIONAL)--1.1%
City National Corp.....................    28,300        939,206
Cullen/Frost Bankers, Inc..............    30,000        783,750
UnionBanCal Corp.......................    64,200      2,463,675
                                                    ------------
                                                       4,186,631
                                                    ------------

BEVERAGES (ALCOHOLIC)--0.7%
Anheuser-Busch Companies, Inc..........    26,400      2,032,800

                       See Notes to Financial Statements                      13

Phoenix-Oakhurst Growth & Income Fund


                                          SHARES       VALUE
                                         --------   ------------
BEVERAGES (ALCOHOLIC)--CONTINUED
Coors (Adolph) Co. Class B.............     9,500   $    542,094
                                                    ------------
                                                       2,574,894
                                                    ------------

BIOTECHNOLOGY--1.0%
Amgen, Inc.(b).........................    33,800      2,811,737
IDEC Pharmaceuticals Corp.(b)..........     3,200        406,600
IDEXX Laboratories, Inc.(b)............     8,700        147,900
Liposome Co., Inc. (The)(b)............    17,600        347,050
                                                    ------------
                                                       3,713,287
                                                    ------------

BROADCASTING (TELEVISION, RADIO & CABLE)--0.3%
CBS Corp.(b)...........................    23,500      1,104,500
BUILDING MATERIALS--0.5%
Lafarge Corp...........................    24,000        660,000
Masco Corp.............................    27,300        772,931
Owens Corning..........................    16,700        469,687
                                                    ------------
                                                       1,902,618
                                                    ------------

CHEMICALS--0.8%
Dow Chemical Co........................    17,400      1,977,075
Geon Co. (The).........................    10,400        310,700
Solutia, Inc...........................    31,500        630,000
                                                    ------------
                                                       2,917,775
                                                    ------------

CHEMICALS (SPECIALTY)--0.4%
Lubrizol Corp. (The)...................    22,600        573,475
W.R. Grace & Co.(b)....................    42,500        812,812
                                                    ------------
                                                       1,386,287
                                                    ------------
COMMUNICATIONS EQUIPMENT--2.7%
ADC Telecommunications, Inc.(b)........    10,500        389,156
Comverse Technology, Inc.(b)...........    14,700      1,146,600
General Instrument Corp.(b)............    24,900      1,224,769
Lucent Technologies, Inc...............    78,600      5,035,312
Motorola, Inc..........................    18,500      1,706,625
Tellabs, Inc.(b).......................     9,200        547,975
                                                    ------------
                                                      10,050,437
                                                    ------------

COMPUTERS (HARDWARE)--6.1%
Adaptec, Inc.(b).......................    23,700        924,300
Apple Computer, Inc.(b)................    52,600      3,432,150
Dell Computer Corp.(b).................    55,500      2,709,094

                                          SHARES       VALUE
                                         --------   ------------
COMPUTERS (HARDWARE)--CONTINUED
Electronics for Imaging, Inc.(b).......     5,900   $    345,887
Gateway, Inc.(b).......................       400         38,775
Hewlett-Packard Co.....................    49,800      5,247,675
International Business Machines
Corp...................................    71,100      8,856,394
NCR Corp.(b)...........................    16,100        704,375
Sun Microsystems, Inc.(b)..............     9,600        763,200
                                                    ------------
                                                      23,021,850
                                                    ------------

COMPUTERS (NETWORKING)--1.3%
3Com Corp.(b)..........................     7,300        181,131
Cisco Systems, Inc.(b).................    68,900      4,672,281
                                                    ------------
                                                       4,853,412
                                                    ------------

COMPUTERS (PERIPHERALS)--0.3%
EMC Corp.(b)...........................    18,600      1,116,000

COMPUTERS (SOFTWARE & SERVICES)--6.8%
Adobe Systems, Inc.....................     1,900        189,287
America Online, Inc.(b)................    40,300      3,679,894
BMC Software, Inc.(b)..................    10,400        559,650
Citrix Systems, Inc.(b)................     3,500        199,500
Computer Associates International,
Inc....................................     7,700        435,050
Compuware Corp.(b).....................    25,200        760,725
Legato Systems, Inc.(b)................     6,600        284,212
Microsoft Corp.(b).....................   173,100     16,022,569
Novell, Inc.(b)........................    10,800        255,825
Oracle Corp.(b)........................    32,500      1,186,250
Sterling Software, Inc.(b).............    10,100        203,262
Synopsys, Inc.(b)......................     4,300        240,531
USWeb Corp.(b).........................     9,100        177,450
Unisys Corp.(b)........................    33,600      1,444,800
                                                    ------------
                                                      25,639,005
                                                    ------------

CONSTRUCTION (CEMENT & AGGREGATES)--0.2%
Centex Construction Products, Inc......     7,400        284,437
Southdown, Inc.........................     9,800        494,900
                                                    ------------
                                                         779,337
                                                    ------------

CONSUMER FINANCE--0.3%
Countrywide Credit Industries, Inc.....    21,000        674,625
Providian Financial Corp...............     4,700        364,837
                                                    ------------
                                                       1,039,462
                                                    ------------

14                     See Notes to Financial Statements

Phoenix-Oakhurst Growth & Income Fund


                                          SHARES       VALUE
                                         --------   ------------
CONTAINERS (METAL & GLASS)--0.0%
Ball Corp..............................     3,000   $    134,812
DISTRIBUTORS (FOOD & HEALTH)--0.6%
AmeriSource Health Corp. Class A(b)....    35,700        921,506
Andrx Corp.(b).........................     4,100        294,687
Patterson Dental Co.(b)................     8,200        336,200
SUPERVALU, INC.........................    38,800        873,000
                                                    ------------
                                                       2,425,393
                                                    ------------
ELECTRIC COMPANIES--4.7%
Central & South West Corp..............    30,800        696,850
Dominion Resources, Inc................    18,600        860,250
Duke Energy Corp.......................    27,700      1,592,750
Edison International...................    34,300        870,362
Energy East Corp.......................    85,200      2,130,000
GPU, Inc...............................    29,300        999,862
LG&E Energy Corp.......................    16,300        374,900
Minnesota Power, Inc...................    49,400        879,937
New Century Energies, Inc..............    24,800        895,900
Northern States Power Co...............    37,200        876,525
PG&E Corp..............................    11,400        345,562
Puget Sound Energy, Inc................    27,400        649,037
Texas Utilities Co.....................    89,400      3,615,112
Unicom Corp............................    16,800        648,900
UtiliCorp United, Inc..................   104,800      2,430,050
                                                    ------------
                                                      17,865,997
                                                    ------------
ELECTRICAL EQUIPMENT--2.8%
General Electric Co....................    85,500      9,602,719
Rockwell International Corp............    14,600        863,225
                                                    ------------
                                                      10,465,944
                                                    ------------

ELECTRONICS (SEMICONDUCTORS)--3.6%
Integrated Device Technology,
Inc.(b)................................    24,700        481,650
Intel Corp.............................   126,200     10,372,062
Texas Instruments, Inc.................    34,600      2,839,362
                                                    ------------
                                                      13,693,074
                                                    ------------

ENGINEERING & CONSTRUCTION--0.0%
McDermott International, Inc...........     2,200         49,637
ENTERTAINMENT--0.8%
Time Warner, Inc.......................    15,600        925,275

                                          SHARES       VALUE
                                         --------   ------------
ENTERTAINMENT--CONTINUED
Viacom, Inc. Class B(b)................    50,100   $  2,107,331
                                                    ------------
                                                       3,032,606
                                                    ------------

EQUIPMENT (SEMICONDUCTOR)--0.4%
Applied Materials, Inc.(b).............    12,400        881,175
LAM Research Corp.(b)..................     3,800        214,463
Teradyne, Inc.(b)......................     4,500        306,281
                                                    ------------
                                                       1,401,919
                                                    ------------

FINANCIAL (DIVERSIFIED)--5.2%
Ambac Financial Group, Inc.............    19,000      1,003,438
American Express Co....................     3,000        412,500
Citigroup, Inc.........................   197,100      8,758,631
Fannie Mae.............................    57,700      3,584,613
Freddie Mac............................    36,100      1,859,150
Morgan Stanley Dean Witter & Co........    45,800      3,930,213
                                                    ------------
                                                      19,548,545
                                                    ------------

FOODS--1.3%
ConAgra, Inc...........................     1,700         41,650
Earthgrains Co. (The)..................    33,500        808,188
General Mills, Inc.....................     9,600        804,000
Hormel Foods Corp......................    32,600      1,312,150
Quaker Oats Co. (The)..................    32,000      2,138,000
                                                    ------------
                                                       5,103,988
                                                    ------------

FOOTWEAR--0.0%
NIKE, Inc. Class B.....................     1,900         87,875

HARDWARE & TOOLS--0.1%
Black & Decker Corp. (The).............    10,300        542,038

HEALTH CARE (DIVERSIFIED)--4.0%
Abbott Laboratories....................    10,800        468,450
American Home Products Corp............    12,000        498,000
Bristol-Myers Squibb Co................    91,600      6,446,350
Johnson & Johnson......................    43,300      4,427,425
Mallinckrodt, Inc......................    12,600        403,988
Warner-Lambert Co......................    42,600      2,822,250
                                                    ------------
                                                      15,066,463
                                                    ------------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--3.8%
Forest Laboratories, Inc.(b)...........     8,000        387,500
Lilly (Eli) & Co.......................    57,500      4,290,938

                       See Notes to Financial Statements                      15

Phoenix-Oakhurst Growth & Income Fund


                                          SHARES       VALUE
                                         --------   ------------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--CONTINUED
Merck & Co., Inc.......................    33,100   $  2,223,906
Pfizer, Inc............................    56,700      2,140,425
Pharmacia & Upjohn, Inc................    49,100      2,565,475
Schering-Plough Corp...................    49,600      2,607,100
                                                    ------------
                                                      14,215,344
                                                    ------------

HEALTH CARE (GENERIC AND OTHER)--0.0%
Jones Pharma, Inc......................     4,200        113,663
HEALTH CARE (MANAGED CARE)--0.8%
Aetna, Inc.............................    11,000        855,250
Oxford Health Plans, Inc.(b)...........    25,000        387,500
PacifiCare Health Systems, Inc.(b).....    13,300        798,000
Trigon Healthcare, Inc.(b).............    17,500        635,469
Wellpoint Health Networks, Inc.(b).....     6,100        444,538
                                                    ------------
                                                       3,120,757
                                                    ------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--0.1%
Baxter International, Inc..............     7,900        529,794

HEALTH CARE (SPECIALIZED SERVICES)--0.1%
Apria Healthcare Group, Inc.(b)........    10,800        182,250
Quintiles Transnational Corp.(b).......     3,500        125,344
                                                    ------------
                                                         307,594
                                                    ------------

HOMEBUILDING--0.3%
Centex Corp............................    13,100        368,438
Horton (D.R.), Inc.....................     8,500        123,781
Kaufman and Broad Home Corp............     2,900         59,269
Lennar Corp............................     6,500        123,500
Pulte Corp.............................    12,600        291,375
                                                    ------------
                                                         966,363
                                                    ------------

HOUSEHOLD FURNISHINGS & APPLIANCES--0.2%
Whirlpool Corp.........................    11,100        784,631
HOUSEHOLD PRODUCTS (NON-DURABLE)--2.4%
Church & Dwight Co., Inc...............    27,400      1,274,100
Clorox Co. (The).......................     3,800        171,950
Kimberly-Clark Corp....................    55,400      3,154,338
Procter & Gamble Co. (The).............    44,900      4,456,325
                                                    ------------
                                                       9,056,713
                                                    ------------

                                          SHARES       VALUE
                                         --------   ------------

HOUSEWARES--0.3%
Tupperware Corp........................    54,000   $  1,218,375

INSURANCE (LIFE/HEALTH)--0.9%
Lincoln National Corp..................    71,400      3,346,875

INSURANCE (MULTI-LINE)--0.3%
Hartford Financial Services Group, Inc.
(The)..................................    13,900        631,581
Loews Corp.............................     8,000        628,000
                                                    ------------
                                                       1,259,581
                                                    ------------

INSURANCE BROKERS--1.2%
Gallagher (Arthur J.) & Co.............    24,400      1,332,850
Marsh & McLennan Companies, Inc........    44,400      3,232,875
                                                    ------------
                                                       4,565,725
                                                    ------------

INVESTMENT BANKING/BROKERAGE--1.4%
Bear Stearns Companies, Inc. (The).....     3,500        145,688
Edwards (A.G.), Inc....................     2,900         72,863
Equitable Companies, Inc. (The)........    17,000      1,049,750
Lehman Brothers Holdings, Inc..........    17,500        940,625
Merrill Lynch & Co., Inc...............    28,000      2,089,500
Schwab (Charles) Corp. (The)...........    20,800        821,600
                                                    ------------
                                                       5,120,026
                                                    ------------

LEISURE TIME (PRODUCTS)--0.3%
Hasbro, Inc............................    41,100      1,004,381

LODGING-HOTELS--0.0%
Carnival Corp..........................     2,800        125,125

MACHINERY (DIVERSIFIED)--0.7%
Ingersoll-Rand Co......................    15,500        986,188
Manitowoc Co., Inc. (The)..............     4,800        177,900
Mettler-Toledo International,
Inc.(b)................................    27,800        740,175
Tecumseh Products Co. Class A..........    16,100        917,700
                                                    ------------
                                                       2,821,963
                                                    ------------

MANUFACTURING (DIVERSIFIED)--2.0%
AlliedSignal, Inc......................    12,000        735,000
ITT Industries, Inc....................     3,900        131,869
National Service Industries, Inc.......     8,600        275,200
Pentair, Inc...........................     9,100        414,050
Premark International, Inc.............    40,600      1,349,950
Tyco International Ltd.................    32,300      3,272,394

16                     See Notes to Financial Statements

Phoenix-Oakhurst Growth & Income Fund


                                          SHARES       VALUE
                                         --------   ------------
MANUFACTURING (DIVERSIFIED)--CONTINUED
United Technologies Corp...............    20,000   $  1,322,500
                                                    ------------
                                                       7,500,963
                                                    ------------

MANUFACTURING (SPECIALIZED)--0.3%
Brady Corp. Class A....................    15,200        456,000
Briggs & Stratton Corp.................     4,000        243,500
York International Corp................    10,900        448,263
                                                    ------------
                                                       1,147,763
                                                    ------------

NATURAL GAS--0.4%
Equitable Resources,Inc................    34,300      1,260,525
MDU Resources Group, Inc...............    10,900        256,150
                                                    ------------
                                                       1,516,675
                                                    ------------

OIL & GAS (EXPLORATION & PRODUCTION)--0.8%
Anadarko Petroleum Corp................    37,600      1,278,400
Apache Corp............................    38,200      1,738,100
                                                    ------------
                                                       3,016,500
                                                    ------------

OIL (DOMESTIC INTEGRATED)--0.7%
Atlantic Richfield Co..................    29,800      2,620,538
OIL (INTERNATIONAL INTEGRATED)--1.7%
Chevron Corp...........................    20,000      1,845,000
Exxon Corp.............................    44,800      3,533,600
Texaco, Inc............................    15,800      1,003,300
                                                    ------------
                                                       6,381,900
                                                    ------------

PAPER & FOREST PRODUCTS--0.8%
Georgia-Pacific Group..................    19,400        802,675
International Paper Co.................    12,800        602,400
Louisiana-Pacific Corp.................    64,700      1,196,950
Weyerhaeuser Co........................     4,800        270,000
                                                    ------------
                                                       2,872,025
                                                    ------------

PHOTOGRAPHY/IMAGING--0.5%
Eastman Kodak Co.......................    24,000      1,762,500
PUBLISHING (NEWSPAPERS)--0.4%
Knight-Ridder, Inc.....................    23,800      1,283,713
Times Mirror Co. (The) Class A.........     5,200        300,300
                                                    ------------
                                                       1,584,013
                                                    ------------

                                          SHARES       VALUE
                                         --------   ------------

RAILROADS--0.5%
Union Pacific Corp.....................    35,600   $  1,733,275

RESTAURANTS--0.3%
Bob Evans Farms, Inc...................    15,800        321,925
Darden Restaurants, Inc................    25,300        395,313
Tricon Global Restaurants, Inc.(b).....    15,300        621,563
                                                    ------------
                                                       1,338,801
                                                    ------------

RETAIL (BUILDING SUPPLIES)--0.8%
Home Depot, Inc. (The).................    44,000      2,689,500
Lowe's Companies, Inc..................     8,700        393,675
                                                    ------------
                                                       3,083,175
                                                    ------------

RETAIL (COMPUTERS & ELECTRONICS)--0.3%
Best Buy Co., Inc.(b)..................    14,600      1,025,650

RETAIL (DEPARTMENT STORES)--0.1%
Federated Department Stores, Inc.(b)...     7,000        322,000

RETAIL (DISCOUNTERS)--0.1%
Family Dollar Stores, Inc..............     7,600        149,625
Ross Stores, Inc.......................     7,000        291,375
                                                    ------------
                                                         441,000
                                                    ------------

RETAIL (DRUG STORES)--0.1%
Longs Drug Stores Corp.................     7,400        232,638

RETAIL (GENERAL MERCHANDISE)--2.2%
Dayton Hudson Corp.....................     2,600        150,800
Kmart Corp.(b).........................    20,800        261,300
Sears, Roebuck & Co....................    32,000      1,200,000
Wal-Mart Stores, Inc...................   147,400      6,531,663
                                                    ------------
                                                       8,143,763
                                                    ------------

RETAIL (SPECIALTY)--0.2%
Claire's Stores, Inc...................    17,800        334,863
Toys 'R' Us, Inc.(b)...................     4,000         55,250
Zale Corp.(b)..........................    10,300        357,281
                                                    ------------
                                                         747,394
                                                    ------------

RETAIL (SPECIALTY-APPAREL)--0.7%
Abercrombie & Fitch Co. Class A(b).....     4,800        167,400
AnnTaylor Stores Corp.(b)..............     9,900        327,938
Gap, Inc. (The)........................    24,900        974,213

                       See Notes to Financial Statements                      17

Phoenix-Oakhurst Growth & Income Fund


                                          SHARES       VALUE
                                         --------   ------------
RETAIL (SPECIALTY-APPAREL)--CONTINUED
TJX Companies, Inc. (The)..............    45,800   $  1,322,475
                                                    ------------
                                                       2,792,026
                                                    ------------

SAVINGS & LOAN COMPANIES--0.0%
GreenPoint Financial Corp..............     5,100        131,963
SERVICES (ADVERTISING/MARKETING)--0.2%
Omnicom Group, Inc.....................     5,600        422,100
Wink Communications, Inc.(b)...........     4,000        164,000
                                                    ------------
                                                         586,100
                                                    ------------

SERVICES (COMMERCIAL & CONSUMER)--1.2%
H&R Block, Inc.........................    39,800      2,213,875
Hertz Corp. (The) Class A..............     8,100        326,531
Navigant Consulting, Inc.(b)...........    14,600        640,575
Ogden Corp.............................    53,200      1,210,300
                                                    ------------
                                                       4,391,281
                                                    ------------

SERVICES (COMPUTER SYSTEMS)--0.1%
CSG Systems International, Inc.(b).....     7,300        164,706
SunGard Data Systems, Inc.(b)..........     8,000        200,000
                                                    ------------
                                                         364,706
                                                    ------------

SERVICES (DATA PROCESSING)--0.6%
Concord EFS, Inc.(b)...................    12,300        456,638
Paychex, Inc...........................    58,500      1,722,094
                                                    ------------
                                                       2,178,732
                                                    ------------

SPECIALTY PRINTING--0.6%
Deluxe Corp............................    66,400      2,261,750
TELECOMMUNICATIONS (LONG DISTANCE)--2.3%
AT&T Corp..............................   117,150      5,271,750
MCI WorldCom, Inc.(b)..................    47,200      3,575,400
                                                    ------------
                                                       8,847,150
                                                    ------------

TELEPHONE--4.4%
Ameritech Corp.........................    33,800      2,133,625
Bell Atlantic Corp.....................    47,500      2,909,375
BellSouth Corp.........................    95,000      4,298,750
GTE Corp...............................    25,300      1,736,213
SBC Communications, Inc................   105,300      5,054,400

                                          SHARES       VALUE
                                         --------   ------------
TELEPHONE--CONTINUED
U S WEST, Inc..........................     9,300   $    485,925
                                                    ------------
                                                      16,618,288
                                                    ------------

TEXTILES (APPAREL)--0.4%
Jones Apparel Group, Inc.(b)...........    21,100        547,281
Tommy Hilfiger Corp.(b)................    26,400        895,950
                                                    ------------
                                                       1,443,231
                                                    ------------

TOBACCO--0.8%
Philip Morris Companies, Inc...........    86,100      3,223,369

TRUCKS & PARTS--0.4%
PACCAR, Inc............................    25,900      1,427,738
----------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $321,218,192)                       359,358,250
----------------------------------------------------------------

FOREIGN COMMON STOCKS--2.2%

COMMUNICATIONS EQUIPMENT--0.2%
Nortel Networks Corp. (Canada).........    20,800        854,100

FOODS--0.5%
Unilever NV NY Registered Shares
(Netherlands)..........................    28,900      1,990,487

GOLD & PRECIOUS METALS MINING--0.1%
Placer Dome, Inc. (Canada).............    18,800        195,050

OIL (INTERNATIONAL INTEGRATED)--1.4%
BP Amoco PLC Sponsored ADR (United
Kingdom)...............................     5,500        616,688
Royal Dutch Petroleum Co. NY Registered
Shares (Netherlands)...................    71,600      4,430,250
                                                    ------------
                                                       5,046,938
                                                    ------------
----------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $7,360,954)                           8,086,575
----------------------------------------------------------------

UNIT INVESTMENT TRUSTS--2.4%
S&P 500 Depository Receipts............    68,900      9,099,106
----------------------------------------------------------------
TOTAL UNIT INVESTMENT TRUSTS
(IDENTIFIED COST $8,285,995)                           9,099,106
----------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--99.7%
(IDENTIFIED COST $336,865,141)                       376,543,931
----------------------------------------------------------------

18                     See Notes to Financial Statements

Phoenix-Oakhurst Growth & Income Fund

                                     STANDARD
                                     & POOR'S       PAR
                                      RATING       VALUE
                                    (Unaudited)    (000)        VALUE
                                    -----------   --------   ------------
SHORT-TERM OBLIGATIONS--0.1%

COMMERCIAL PAPER--0.1%
Koch Industries, Inc. 5.58%,
9/1/99............................     A-1+            417   $    417,000
-------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $417,000)                                        417,000
-------------------------------------------------------------------------

TOTAL INVESTMENTS--99.8%
(IDENTIFIED COST $337,282,141)                                376,960,931(a)
Cash and receivables, less liabilities--0.2%                      934,383
                                                             ------------
NET ASSETS--100.0%                                           $377,895,314
                                                             ============

(a)                     Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $50,734,281 and gross depreciation of $11,435,687 for
                        federal income tax purposes. At August 31, 1999, the
                        aggregate cost of securities for federal income tax purposes was $337,662,337.
(b)                     Non-income producing.

                       See Notes to Financial Statements                      19

Phoenix-Oakhurst Growth & Income Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                AUGUST 31, 1999

ASSETS
Investment securities at value
  (Identified cost $337,282,141)     $376,960,931
Receivables
  Fund shares sold                      2,673,326
  Investment securities sold            1,313,295
  Dividends and interest                  516,936
Prepaid expenses                            3,647
                                     ------------
    Total assets                      381,468,135
                                     ------------
LIABILITIES
Payables
  Custodian                                 1,258
  Investment securities purchased       2,826,340
  Fund shares repurchased                 286,471
  Investment advisory fee                  28,176
  Distribution fee                        184,324
  Transfer agent fee                       88,101
  Financial agent fee                      23,567
  Trustees' fee                             8,617
Accrued expenses                          125,967
                                     ------------
    Total liabilities                   3,572,821
                                     ------------
NET ASSETS                           $377,895,314
                                     ============
NET ASSETS CONSIST OF:
Capital paid in on shares of
  beneficial interest                $333,040,276
Undistributed net investment income       285,388
Accumulated net realized gain           4,890,860
Net unrealized appreciation            39,678,790
                                     ------------
NET ASSETS                           $377,895,314
                                     ============
CLASS A
Shares of beneficial interest
  outstanding, $1 par value,
  unlimited authorization
  (Net Assets $209,209,934)            14,321,273
Net asset value per share                  $14.61
Offering price per share
  $14.61/(1-4.75%)                         $15.34
CLASS B
Shares of beneficial interest
  outstanding, $1 par value,
  unlimited authorization
  (Net Assets $109,461,034)             7,586,927
Net asset value and offering price
  per share                                $14.43
CLASS C
Shares of beneficial interest
  outstanding, $1 par value,
  unlimited authorization
  (Net Assets $59,224,346)              4,103,625
Net asset value and offering price
  per share                                $14.43

                            STATEMENT OF OPERATIONS
                           YEAR ENDED AUGUST 31, 1999

INVESTMENT INCOME
Dividends                                      $ 4,154,856
Interest                                            76,500
Foreign taxes withheld                             (30,385)
                                               -----------
    Total investment income                      4,200,971
                                               -----------
EXPENSES
Investment advisory fee                          1,916,291
Distribution fee, Class A                          367,258
Distribution fee, Class B                          733,750
Distribution fee, Class C                          352,004
Distribution fee, Class M                              109
Financial agent fee                                213,608
Transfer agent                                     396,480
Registration                                        81,996
Printing                                            45,241
Custodian                                           43,979
Professional                                        20,101
Trustees                                            16,574
Miscellaneous                                       19,351
                                               -----------
    Total expenses                               4,206,742
    Less expenses borne by investment adviser     (286,857)
    Custodian fees paid indirectly                  (1,202)
                                               -----------
    Net expenses                                 3,918,683
                                               -----------
NET INVESTMENT INCOME                              282,288
                                               -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                  4,805,840
Net realized gain on written options               175,253
Net change in unrealized appreciation
  (depreciation) on investments                 56,853,081
                                               -----------
NET GAIN ON INVESTMENTS                         61,834,174
                                               -----------
INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                   $62,116,462
                                               ===========

20                     See Notes to Financial Statements

Phoenix-Oakhurst Growth & Income Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                    From
                                                                    Year         Inception
                                                                   Ended         9/25/97 to
                                                                  8/31/99         8/31/98
                                                                ------------    ------------
FROM OPERATIONS
  Net investment income (loss)                                  $    282,288    $    149,153
  Net realized gain (loss)                                         4,981,093       1,300,955
  Net change in unrealized appreciation (depreciation)            56,853,081     (17,174,291)
                                                                ------------    ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                                    62,116,462     (15,724,183)
                                                                ------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A                                    (178,877)        (42,177)
  Net investment income, Class B                                          --          (8,886)
  Net investment income, Class C                                          --          (2,045)
  Net investment income, Class M                                          --            (666)
  Net realized gains, Class A                                       (815,230)        (28,476)
  Net realized gains, Class B                                       (384,053)         (7,740)
  Net realized gains, Class C                                       (153,155)         (1,972)
  Net realized gains, Class M                                             --            (562)
                                                                ------------    ------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS       (1,531,315)        (92,524)
                                                                ------------    ------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (9,742,443 and 7,752,380
    shares, respectively)                                        132,907,595      91,918,012
  Net asset value of shares issued from reinvestment of
    distributions (67,491 and 6,829 shares, respectively)            889,551          69,035
  Cost of shares repurchased (2,786,606 and 461,264 shares,
    respectively)                                                (37,852,057)     (5,511,853)
                                                                ------------    ------------
Total                                                             95,945,089      86,475,194
                                                                ------------    ------------
CLASS B
  Proceeds from sales of shares (5,216,234 and 3,273,232
    shares, respectively)                                         70,319,755      38,849,933
  Net asset value of shares issued from reinvestment of
    distributions (25,028 and 1,596 shares, respectively)            327,525          16,121
  Cost of shares repurchased (721,133 and 208,030 shares,
    respectively)                                                 (9,785,374)     (2,497,896)
                                                                ------------    ------------
Total                                                             60,861,906      36,368,158
                                                                ------------    ------------
CLASS C
  Proceeds from sales of shares (3,277,763 and 1,126,262
    shares, respectively)                                         44,490,555      13,154,434
  Net asset value of shares issued from reinvestment of
    distributions (10,341 and 382 shares, respectively)              135,365           3,862
  Cost of shares repurchased (252,075 and 59,048 shares,
    respectively)                                                 (3,514,530)       (700,659)
                                                                ------------    ------------
Total                                                             41,111,390      12,457,637
                                                                ------------    ------------
CLASS M
  Proceeds from sales of shares (0 and 52,446 shares,
    respectively)                                                         --         542,477
  Net asset value of shares issued from reinvestment of
    distributions (0 and 121 shares, respectively)                        --           1,227
  Cost of shares repurchased (11,751 and 40,816 shares,
    respectively)                                                   (140,889)       (495,315)
                                                                ------------    ------------
Total                                                               (140,889)         48,389
                                                                ------------    ------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS      197,777,496     135,349,378
                                                                ------------    ------------
  NET INCREASE (DECREASE) IN NET ASSETS                          258,362,643     119,532,671
NET ASSETS
  Beginning of period                                            119,532,671               0
                                                                ------------    ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS) OF $285,388 AND $176,925, RESPECTIVELY]       $377,895,314    $119,532,671
                                                                ============    ============

                       See Notes to Financial Statements                      21

Phoenix-Oakhurst Growth & Income Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                          CLASS A                          CLASS B                          CLASS C
                                 -------------------------        -------------------------        -------------------------
                                                   FROM                             FROM                             FROM
                                  YEAR          INCEPTION          YEAR          INCEPTION          YEAR          INCEPTION
                                  ENDED         9/25/97 TO         ENDED         9/25/97 TO         ENDED         9/25/97 TO
                                 8/31/99         8/31/98          8/31/99         8/31/98          8/31/99         8/31/98
Net asset value, beginning of
  period                         $ 10.47         $ 10.00          $ 10.40         $ 10.00          $ 10.41         $ 10.00
INCOME FROM INVESTMENT
  OPERATIONS(1)
  Net investment income (loss)      0.06(2)(3)      0.06(2)(3)      (0.04)(2)(4)    (0.02)(2)(4)     (0.04)(2)(5)    (0.02)(2)(5)
  Net realized and unrealized
    gain (loss)                     4.19            0.48             4.16            0.48             4.15            0.49
                                 -------         -------          -------         -------          -------         -------
      TOTAL FROM INVESTMENT
        OPERATIONS                  4.25            0.54             4.12            0.46             4.11            0.47
                                 -------         -------          -------         -------          -------         -------
LESS DISTRIBUTIONS
  Dividends from net
    investment income              (0.02)          (0.04)              --           (0.03)              --           (0.03)
  Dividends from net realized
    gains                          (0.09)          (0.03)           (0.09)          (0.03)           (0.09)          (0.03)
                                 -------         -------          -------         -------          -------         -------
      TOTAL DISTRIBUTIONS          (0.11)          (0.07)           (0.09)          (0.06)           (0.09)          (0.06)
                                 -------         -------          -------         -------          -------         -------
Change in net asset value           4.14            0.47             4.03            0.40             4.02            0.41
                                 -------         -------          -------         -------          -------         -------
NET ASSET VALUE, END OF PERIOD   $ 14.61         $ 10.47          $ 14.43         $ 10.40          $ 14.43         $ 10.41
                                 =======         =======          =======         =======          =======         =======
Total return(6)                    40.72%           5.39%(7)        39.72%           4.59%(7)        39.58%           4.67%(7)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                    $209,210        $76,399          $109,461        $31,902          $59,224         $11,108

RATIO TO AVERAGE NET ASSETS
  OF:
  Operating expenses                1.22%(9)        1.25%(8)         1.96%(9)        2.00%(8)         1.96%(9)        2.00%(8)
  Net investment income (loss)      0.43%           0.57%(8)        (0.32)%         (0.19)%(8)       (0.33)%         (0.18)%(8)
Portfolio turnover                    71%            106%(7)           71%            106%(7)           71%            106%(7)

(1) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.
(2)  Computed using average shares outstanding.
(3) Includes reimbursement of operating expenses by investment adviser of $0.01 and $0.07, respectively.
(4) Includes reimbursement of operating expenses by investment adviser of $0.01 and $0.07, respectively.
(5) Includes reimbursement of operating expenses by investment adviser of $0.01 and $0.07, respectively.
(6)  Maximum sales charges are not reflected in the total return calculation.
(7)  Not annualized.
(8)  Annualized.
(9) For the year ended August 31,1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

22                     See Notes to Financial Statements

PHOENIX EQUITY SERIES FUND
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1999

1. SIGNIFICANT ACCOUNTING POLICIES

  The Phoenix Equity Series Fund (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose shares are offered in two separate Series, each a "Fund". Each Fund has distinct investment objectives.

  Phoenix-Duff & Phelps Core Equity Fund seeks long-term capital appreciation by investing in a diversified portfolio of common stocks. Phoenix-Oakhurst
Growth & Income Fund seeks dividend growth, current income and capital appreciation by investing in common stocks.

  Each Fund offers Class A, Class B and Class C shares. Class M shares have been closed. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Fund are borne pro rata by the holders of all classes of shares, except that each class bears distribution expenses unique to that class.

  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

  Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

  Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. The Trust does not amortize premiums but does accrete discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:

  Each Fund is treated as a separate taxable entity. It is the policy of each Fund in the Trust to comply with the requirements of the Internal Revenue Code (the "Code"), applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, each Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under
Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

  Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, foreign currency gain/loss, partnerships, operating losses and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:

  Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. FORWARD CURRENCY CONTRACTS:

  Each Fund may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and

PHOENIX EQUITY SERIES FUND
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1999 (CONTINUED)

liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Fund records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

G. OPTIONS:

  Each Fund may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

  Each Fund will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

  Each Fund may purchase options which are included in the Funds' Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

H. EXPENSES:

  Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more fairly made.

I. REPURCHASE AGREEMENTS:

  A repurchase agreement is a transaction where a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. Each Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. If the seller defaults and the value of the collateral declines, or, if the seller enters insolvency proceedings, realization of collateral may be delayed or limited.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

  The advisers to the Trust are Duff & Phelps Investment Management Co. ("DPIM") and Phoenix Investment Counsel, Inc. ("PIC"). DPIM is a subsidiary of Phoenix Investment Partners Ltd., which is an indirect, majority-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"). PIC is an indirect, majority-owned subsidiary of PHL. As compensation for their services to the Trust, the Advisers are entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each separate Fund:

                                          1st         $1-2       $2+
Fund                        Adviser    $1 Billion   Billion    Billion
----                        --------   ----------   --------   --------
Core Equity Fund..........    DPIM        0.75%      0.70%      0.65%
Growth & Income Fund......    PIC         0.75%      0.70%      0.65%

  The Advisers have voluntarily agreed to assume total fund operating expenses of each respective Fund, excluding interest, taxes, brokerage fees, commissions and extraordinary expenses until December 31, 1999, to the extent that such expenses exceed the following percentages of average annual net assets:

Class A   Class B    Class C
-------   --------   --------
 1.25%     2.00%      2.00%

  Phoenix Equity Planning Corporation ("PEPCO"), an indirect, majority-owned subsidiary of PHL, serves as the national distributor of the Trust's shares. PEPCO has advised the Trust that it retained net selling commissions of $127,483 for Class A shares, and deferred sales charges of $163,057 for Class B shares and $18,624 for Class C shares for the year ended August 31, 1999. In addition, each Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares, 1.00% for Class B shares and 1.00% for Class C shares applied to the average daily net assets of the Fund. The Distributor has advised the Trust that of the total amount expensed for the year ended August 31, 1999, $1,233,624 was retained by the Distributor, $374,105 was paid to unaffiliated participants, and $62,357 was paid to W.S. Griffith, an indirect subsidiary of PHL.

  As Financial Agent of the Trust, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting

PHOENIX EQUITY SERIES FUND
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1999 (CONTINUED)

and related services provided by PFPC Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of the subagent's performance. The current fee schedule of PFPC Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of each Fund. Certain minimum fees and fee waivers may apply.

  PEPCO serves as the Trust's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended August 31, 1999, transfer agent fees were $439,244 of which PEPCO retained $144,295 which is net of the fees paid to State Street.
  At August 31, 1999, PHL and affiliates held Trust shares which aggregated the following:

                                                  Aggregate Net
                                       Shares      Asset Value
                                      ---------   -------------
Core Equity Fund-Class A............  1,467,238    $18,149,738

3. PURCHASE AND SALE OF SECURITIES

  Purchases and sales of securities during the year ended August 31, 1999 (excluding U.S. Government and agency securities and short-term securities) aggregated the following:

                                       Purchases        Sales
                                      ------------   ------------
Core Equity Fund....................  $ 51,539,127   $ 40,584,750
Growth & Income Fund................   375,755,149    178,955,663

  There were no purchases or sales of long-term U.S. Government and agency securities during the year ended August 31, 1999.

  Written option activity for the year ended August 31, 1999, for Growth & Income Fund aggregated the following:

                                            Call Options
                                        ---------------------
                                        Number of   Amount of
                                         Options     Premium
                                        ---------   ---------
Options outstanding at August 31,
  1998................................       --     $      --
Options written.......................    1,687       277,026
Options canceled in closing purchase
  transactions........................     (345)      (42,932)
Options expired.......................     (872)     (169,656)
Options exercised.....................     (470)      (64,438)
                                          -----     ---------
Options outstanding at August 31,
  1999................................       --     $      --
                                          =====     =========

4. CREDIT RISK

  In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund's ability to repatriate such amounts.

5. RECLASS OF CAPITAL ACCOUNTS

  In accordance with accounting pronouncements, the Funds have recorded reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of each of the series and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of August 31, 1999, each Fund recorded the following reclassifications to increase (decrease) the accounts listed below:

                                                       Capital paid
                       Undistributed    Accumulated    in on shares
                       net investment   net realized   of beneficial
                           income       gain (loss)      interest
                       --------------   ------------   -------------
Core Equity Fund.....     $48,463         $(57,754)        $9,291
Growth & Income
  Fund...............       5,052               --         (5,052)

  This report is not authorized for distribution to prospective investors in the Phoenix Equity Series Fund unless preceded or accompanied by an effecive Prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                       REPORT OF INDEPENDENT ACCOUNTANTS

[LOGO]

To the Trustees and Shareholders of
Phoenix Equity Series Fund:

   In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments (except for bond ratings), and the related statements of operations and of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of the Phoenix-Duff & Phelps Core Equity Fund and the Phoenix-Oakhurst Growth & Income Fund (constituting the Phoenix Equity Series Fund, hereinafter referred to as the "Fund") at August 31, 1999, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
October 8, 1999

PHOENIX EQUITY SERIES FUND
101 Munson Street
Greenfield, Massachusetts 01301

TRUSTEES
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Everett L. Morris
James M. Oates
Calvin J. Pedersen
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

OFFICERS
Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
John F. Sharry, Executive Vice President
Steven L. Colton, Vice President
Robert S. Driessen, Vice President
William R. Moyer, Vice President
Diane L. Mustain, Vice President
Leonard J. Saltiel, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Clerk and Secretary

INVESTMENT ADVISERS
Duff & Phelps Investment Management Co.
(Phoenix-Duff & Phelps Core Equity Fund)
55 East Monroe Street
Suite 3800
Chicago, Illinois 60603

Phoenix Investment Counsel, Inc.
(Phoenix-Oakhurst Growth & Income Fund)
56 Prospect Street
Hartford, Connecticut 06115-0480

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

TRANSFER AGENT
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

HOW TO CONTACT US

The Fund Connection          1-800-243-1574
Customer Service             1-800-243-1574
                             (option 0)
Investment Strategy Hotline  1-800-243-4361
                             (option 2)
Marketing Department         1-800-243-4361
                             (option 3)
Text Telephone               1-800-243-1926

World Wide Web address:
WWW.PHOENIXINVESTMENTS.COM

PHOENIX EQUITY PLANNING CORPORATION                          PRSRT STD
PO Box 2200                                                U.S. Postage
Enfield CT 06083-2200                                         P A I D
                                                         Springfield, MA
                                                          Permit No. 444

[LOGO] PHOENIX
       INVESTMENT PARTNERS


PXP 213 (10/99)